Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Vortex Blockchain Technologies Inc. (the "Company") on Form 10-Q for the quarterly period ended June 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: August 14, 2018

By:	/s/ Angel Luis Reynoso Vasquez
Name:	Angel Luis Reynoso Vasquez
Title:	President, Chief Executive Officer, Secretary, Treasurer and Chief Financial Officer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)